UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22473

Stone Harbor Emerging Markets Income Fund

(Exact name of registrant as specified in charter)

31 West 52nd Street, 16th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies To:

Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (866) 390-3910

Date of fiscal year end: November 30

Date of reporting period: May 31, 2020

Item 1. Report to Stockholders.

**Stone Harbor**
*Investment Partners*

ISLAND
Cnoc nan Gobhar
Mill Bay
Unsurveyed
Little
B A Y

May 31, 2020

# Semi-Annual Report

## Emerging Markets Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website www.shiplpcef.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.shiplpcef.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-866-390-3910 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Distribution Policy

May 31, 2020

Stone Harbor Emerging Markets Income Fund (the "Fund"), acting pursuant to a U.S. Securities and Exchange Commission exemptive order and with the approval of the Fund's Board of Trustees (the "Board"), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the "Plan"). In accordance with the Plan, the Fund currently distributes $0.08 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund's Board. Under the Plan, the Fund will typically distribute most or all of its available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may also distribute long term capital gains and short term capital gains and return capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code. In addition, the Fund currently distributes more than its net income and net realized capital gains, and therefore, a portion of the distribution is a return of capital. A return of capital may occur, for example, when some or all of the money that a shareholder invested in the Fund is paid back to that shareholder. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with 'yield' or 'income'. When distributions exceed total return performance, the difference will reduce the Fund's net asset value per share. The amounts and sources of distributions reported to shareholders during the fiscal year are only estimates and are not provided for tax or financial reporting purposes. The actual amounts and sources of the amounts for tax or financial reporting purposes will depend upon the Fund's investment experience during the year and are subject to change.

Shareholders should not draw any conclusions about the Fund's investment performance from the amount of these distributions or from the terms of the Plan. The Fund's total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund's Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund's stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, investments in foreign securities, foreign currency fluctuations and changes in the Code. Please refer to the Fund's prospectus for a more complete description of its risks.

Table of Contents

Shareholder Letter	2
Summary of Portfolio Holdings	5
Growth of $10,000 Investment	6
Statement of Investments	7
Statement of Assets & Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Statement of Cash Flows	18
Financial Highlights	19
Notes to Financial Statements	20
Summary of Dividend Reinvestment Plan	31
Additional Information	32
Board Approval of Investment Advisory Agreement	34
Trustees & Officers	36
Benchmark Descriptions	39

Stone Harbor Emerging Markets Income Fund	Shareholder Letter
May 31, 2020 (Unaudited)

Dear Investor,

The Stone Harbor Emerging Markets Income Fund (“EDF” or “Fund”) seeks to maximize total return, which consists of income on its investments and capital appreciation. The Fund invests in fixed income securities and related instruments that are economically tied to emerging markets (“EM”) countries, including sovereign external debt, local currency debt (non-U.S. dollar), and corporate debt from issuers domiciled in emerging markets.

Our investment thesis is straightforward: we believe EM bonds and currencies provide attractive returns for long-term, total return investors. In the pandemic, EM economies are experiencing sharp economic downturns, similar to those in advanced countries. But given the better fundamental conditions EM countries have today relative to prior pullbacks, we believe EMs are also poised for a strong recovery in growth as vaccines or time alleviate public health concerns. We expect financing from the International Monetary Fund (“IMF”) and other multilateral lenders along with bilateral donor support to buttress EM economies as they recover. In the meantime, EM debt offers higher yields than advanced economy debt.

We believe that having the latitude to adjust risk levels in the portfolio based on our fundamental economic and credit views, and according to our assessment of the macroeconomic environment, is a key advantage in managing the Fund. Our investment process focuses on allocating to three distinct sectors of EM debt - hard currency sovereign debt, local currency sovereign debt, and corporate debt - each of which tend to behave differently in various macroeconomic environments. In addition, we can vary the amount of leverage used by the Fund, depending on our confidence in our return expectations. In general, we employ leverage to seek higher returns. However, when uncertainty rises, and with it greater perceived risks, we can also reduce leverage in order to decrease the Fund's exposure to EM risk.

Stone Harbor Investment Partners LP (“Adviser”) attempts to mitigate the risk of loss of principal due to the possibility of weaker growth, depreciating currencies and widening of bond credit spreads and yields through our investment process that determines sector and country allocations, as well as security selection. We also seek to reduce interest rate sensitivity during periods of rising interest rates. Notwithstanding these efforts, rising interest rates or wider credit spreads could increase the Fund's cost of leverage and could also decrease the value of its portfolio securities, adversely affecting Fund performance.

The past 6-month period was marked by massive disruptions in the financial markets and more importantly, loss of lives on a global scale. The devastating spread of the novel coronavirus (“COVID-19”), a dramatic drop in oil prices, and the tumultuous civil unrest in the US shined a bright light on the vulnerability of people and systemic shortfalls of nations. By all measures, this was a challenging period of extreme market volatility, where the CBOE Volatility Index soared from 14% at the end of 2019 to a high of 87% in mid-March 2020. The S&P 500 Index fell over 30% and emerging markets debt (“EMD”) credit spreads widened to nearly 900 basis points. The largest pricing disparity within EMD was between the investment grade and non-investment grade subsectors. Based on the historical spreads of these segments of the JPMorgan EMBI Global Diversified, not only did spreads widen on an absolute basis, the relative spread between the two sectors well exceeded levels seen during prior downturns over the past 15 years, including the Global Financial Crisis (“GFC”) of 2008.

The spread of the pandemic and the resulting collapse in economic activity that carried the threat of financial contagion necessitated a rapid and comprehensive government and central bank intervention to help mitigate some of the economic damage. The U.S. Federal Reserve (“Fed”) implemented aggressive quantitative easing, including corporate bond purchases, and set in motion various crisis era liquidity facilities; and the European Central Bank (“ECB”) accelerated the purchase of government bonds. In other advanced economies, central banks that had policy rates above zero moved to cut them; and the Bank of Japan increased the amount of asset purchases. Across emerging markets, policy makers -- many having limited room for fiscal expansions -- focused on interest rate cuts, and some countries took additional steps to support proper market functioning and liquidity in key financial markets, especially in the foreign exchange (“FX”) markets (e.g., Russia and Brazil).

Despite the unique circumstances surrounding the market dislocation, we believe it is important to reflect on market behavior during prior external shocks. The GFC provides a proximate, albeit imperfect, point of reference. During the GFC, the magnitude and durations of drawdowns were larger and longer for major equity benchmarks than for credit indices. One reason for this reaction is the pull to par in fixed income assets; that is, as long as obligors pay, investors in fixed income, unlike in equities, are paid to wait. Looking back at the past 25 years, we note that significant drawdowns for the JPMorgan EMBI Global Diversified have been followed by significant returns, with 12-month returns averaging over 21% following the 15 worst monthly return periods.

Based on the historical record of large drawdowns and our analysis of credit market dynamics, we believe that the COVID-19-related volatility offers investment opportunities in EMD. The unprecedented policy support in developed markets (“DM”) are likely to have broad global impact. What we typically anticipate and have seen in past episodes of significant market dislocation is that as DM economies recover, global demand improves with direct spillovers to EMs. At the same time, global financial conditions ease, which typically lends to significant growth implications for EMs. Currently, apart from often benefitting from DM developments, many EMs are also being supported by IMF lending programs, as well as by other multilateral lenders and liquidity provisions from the Fed. While some EMs will use the additional support offered, others have tools to manage by themselves. In contrast to previous crises, many EM central banks are now in a position to cut policy interest rates, and so far have avoided the vicious cycle of tightening domestic liquidity to defend exchange rates that are under pressure from a slowing growth outlook.

2	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Shareholder Letter
May 31, 2020 (Unaudited)

As in prior volatile periods, we remain focused on identifying credits that we believe have the willingness and capacity to repay their debts over the next two years, despite the current dire scenario. In doing so, we believe we are preparing for the market's eventual recovery.

Performance Review

The total return on net asset value ("NAV") and market price of EDF for the 6 months ended May 31, 2020 (net of expenses) was -21.68%(1) and -39.08%(2), respectively. For the same period, the Fund had an average premium to its NAV of 36.99%. Market tracking indices for the three sectors of EM debt(3) — hard currency sovereign debt, local currency sovereign debt, and corporate debt — delivered total returns of -4.17%, -3.49% and -1.89%, respectively, during the reporting period. The most severe impact from the global crisis on specific EM countries has been through commodity prices. Lower oil prices in particular, with the Brent crude price declining 47% in March, affected a subset of EM countries. Some countries with significant accumulated buffers were able to withstand a period of extraordinarily low prices; however, others needed to make sizable policy adjustments and secure additional funding.

Overall, the Fund's hard currency debt exposure detracted significantly from total returns during the period, led by negative contributions from Ecuador, Angola, and Zambia. Sharply lower prices of oil, Ecuador's primary source of revenue and U.S. dollars, combined with a persistent concern over the country's debt sustainability as well as the uncertainty of Ecuador's capacity to contain the spread of the coronavirus led to the significant decline in bond prices during the reporting period. While we acknowledge that the decline in oil prices erodes Ecuador's capacity to repay bondholders, we note the important steps taken prior to the pandemic towards a debt restructuring that potentially involves a new IMF support program and a more sustainable debt path. We believe that bond prices are well below recovery values and that the country remains solvent. Exposure in Angola (an oil exporter) detracted from total returns as oil prices dropped in the first quarter of 2020. Prior to the oil price shock, we viewed improved policy and relationship with the IMF as a positive development for a better outlook for the credit. As in the case with Ecuador, we maintained the view that the distressed prices were well below recovery value. We increased the Fund's exposure in Ecuador and Angola as spreads widened more than the broader market during much of the first quarter. Though to a lesser extent, the Fund's exposure in Zambia also detracted from total returns as the copper exporter announced its intention to restructure its debt in the first quarter of 2020.

The Fund's exposure to local currency debt in Brazil also detracted from total returns. Brazil, an exporter of energy products, experienced large currency depreciation and monthly drawdowns in response to the oil price shock. Furthermore, Brazil continued to struggle due to its handling of the COVID-19 pandemic and governance concerns. Corporate debt exposure in Brazil, Colombia, and Mexico also detracted from total returns.

We note that following the most disruptive period of the pandemic and the resulting market drawdowns in March and April, the Fund's positioning in Ecuador and Angola have been significant and positive contributors to total returns. In both cases, an increase in oil prices and progress in debt negotiations with creditors supported bond prices.

Asset allocation is an important decision in the management of the Fund. The Fund's allocation to hard currency sovereign debt ranged between 50.1% and 68.0% during the reporting period, with an allocation of 68.0% as of May 31, 2020. The Fund's allocation to local currency sovereign debt ranged between 19.7% and 39.0%, with an allocation of 19.7% as of May 31, 2020. The Fund's allocation to corporate debt ranged between 10.9% and 13.8%, with an allocation of 12.3% as of May 31, 2020.

Throughout the reporting period, leverage consisted primarily of short-term reverse repurchase agreements through which the Fund borrowed funds by selling securities under the obligation to repurchase them at a later date at a fixed price. The implied borrowing costs of the repurchase agreements averaged approximately 1.92% per annum for the 6 months ended May 31, 2020. The level of gross leverage reached a maximum of 33.3% of managed assets on April 21, 2020 and a minimum of 5.04% on January 6, 2020. By the end of the reporting period, leverage was 28.74%. Net leverage (gross leverage less cash held) remained lower than gross leverage throughout the period. The Fund's management team varied borrowing levels to reflect the team's outlook on EM risk, increasing borrowings when it felt opportunities had improved and reducing borrowings when, in the team's judgment, macroeconomic risks had risen.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund's credit risk, interest rate risk, foreign exchange risk and efficiently gain certain investment exposure. These derivative positions may increase or decrease the Fund's exposure to these risks. At the end of the reporting period the Fund had net exposure to derivatives of approximately $337 thousand. Over the course of the reporting period, derivative positions generated net realized loss of approximately $561 thousand and $277 thousand in unrealized appreciation for a net decrease in operations of approximately $284 thousand.

Semi-Annual Report | May 31, 2020	3

Stone Harbor Emerging Markets Income Fund	Shareholder Letter
May 31, 2020 (Unaudited)

Market Outlook

We believe current spread and price levels in EM credit markets already reflect dire economic scenarios over the next 12 months and that EM credit markets will eventually recover. We acknowledge risks to our view: the spread of COVID-19 could accelerate further and trigger sharp lockdown measures, and many EM country healthcare systems remain ill-equipped for a surge in transmission. Oil prices are likely to remain under pressure due to reduced global energy demand.

Our base case macroeconomic scenario assumes that developing and advanced economies will broadly continue to gradually ease lockdown restrictions and economic activity will return, though not to pre-virus levels. Although some regions may see spikes, our baseline assumption remains that most economies will avoid a global lockdown of the scale instituted in the spring. Across the globe, we expect that further fiscal support will buttress economies and consumers under stress. We anticipate that central banks will mainly focus on implementing existing policies. We expect that the Fed will further extend its balance sheet through asset purchases under the panoply of programs it has instituted, as well as ongoing purchases of Treasuries and mortgage-backed securities. We also expect enhanced forward guidance - aimed at keeping rates low - to come at one of the Fed's next several meetings and be explicitly tied to economic conditions. In EM, we expect central banks to continue easing monetary policies alongside government support and borrowing from multilateral and bilateral lenders. While we expect that EM GDP growth will drop this year, we expect a sharp recovery in 2021 as countries reduce restrictions on mobility and commerce. In this scenario, we expect continued spread tightening in EM external sovereign debt.

We will be closely monitoring the incidence of testing rates, hospitalizations and deaths from COVID-19 in the months to come as EM governments grapple to find a balance between economic activity and health risks. We continue to believe that investing in EDF may offer an attractive means of capitalizing on further improvements in credit quality in EM as economies begin to gradually reopen. We thank you for your confidence in our ability to invest in these volatile markets and look forward to reporting on EDF in six months.

Sincerely,

Peter J. Wilby, CFA

President and Chief Executive Officer

(1)	Total return assumes the reinvestment of all distributions at NAV
(2)	Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvest Plan
(3)	JPMorgan EMBI Global Diversified Index, JPMorgan GBI-EM Global Diversified Index, and JPMorgan CEMBI Broad Diversified Index

4	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Summary of Portfolio Holdings
May 31, 2020 (Unaudited)

Fund Details

Market Price	$7.22
Net Asset Value (NAV)	$6.12
Premium/(Discount)	17.97%
Current Distribution Rate(1)	13.30%
Net Assets (in millions)	$102

Country Allocation (as a % of Total Net Assets)(3) Country Breakdown	%
Mexico	17.79%
Ecuador	11.31%
Argentina	9.26%
Angola	8.21%
Ukraine	7.92%
Indonesia	7.01%
Nigeria	6.39%
Ghana	6.38%
Uruguay	6.26%
Egypt	6.20%
Iraq	5.68%
South Africa	5.28%
Brazil	4.80%
Papua New Guinea	4.59%
Ivory Coast	2.88%
El Salvador	2.67%
Kenya	2.59%
Gabon	2.57%
Zambia	2.35%
Cameroon	2.26%
Mozambique	1.46%
Hong Kong	1.44%
Colombia	1.42%
Malaysia	1.38%
Sri Lanka	1.04%
Suriname	0.91%
Belize	0.74%
Trinidad/Tobago	0.63%
Venezuela	0.42%
Dominican Republic	0.41%
Lebanon	0.24%
Oman	0.04%
Short Term Investments	0.09%
Other Assets in Excess of Liabilities	-32.62%
Total Net Assets	100.00%

Security Type Allocation(2)

Sector Allocation(2)		Regional Breakdown(2)		Sovereign Local Currency Breakdown(2)
Sovereign Local	18.00%	Latin America	41.27%	Colombian Peso	0.57%
Sovereign External	66.73%	Europe	5.75%	Indonesian Rupiah	5.07%
Corporate	12.06%	Africa	34.25%	Mexican Peso	5.24%
Net Cash	3.21%	Asia	11.18%	South African Rand	2.46%
		Middle East	4.34%	Uruguayan Peso	4.66%
		Net Cash	3.21%	Total	18.00%

(1)	Current Distribution Rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and return of capital in order to maintain a level distribution.
(2)	Based on managed assets and investment manager’s sector classifications including derivative exposure. For purposes of this example, managed assets include total net assets plus any borrowings attributed to the use of reverse repurchase agreements as described on pages 13 and 14.
(3)	Country refers to country of primary risk exposure, as determined by Stone Harbor. In certain instances, a security’s country of incorporation may be different from its country of risk.

Semi-Annual Report | May 31, 2020	5

Stone Harbor Emerging Markets Income Fund	Growth of $10,000 Investment
May 31, 2020 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Income Fund and the JPMorgan Emerging Markets Bond Indices: JPMorgan EMBI Global Diversified Index, JPMorgan CEMBI Broad Diversified Index, and JPMorgan GBI-EM Global Diversified Index (Please refer to the Benchmark Descriptions section for detailed benchmark descriptions).

Total Returns as of May 31, 2020 (Inception Date December 22, 2010)

		Average Annual Return
	6 Months	One Year	Three Year	Five Year	Since Inception
Stone Harbor Emerging Markets Income Fund - NAV	-21.68%	-22.05%	-9.64%	-2.47%	-0.35%
Stone Harbor Emerging Markets Income Fund - Market Price	-39.08%	-33.10%	-10.45%	-0.59%	0.25%
JPMorgan CEMBI Broad Diversified Index	-1.89%	3.19%	3.64%	4.37%	5.07%
JPMorgan EMBI Global Diversified Index	-4.17%	0.38%	2.36%	4.24%	5.35%
JPMorgan GBI-EM Global Diversified Index	-3.49%	2.06%	1.13%	2.00%	0.67%

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance shown. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested and includes all fee waivers and expense reimbursements. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or broker commissions or sales charges in connection with the purchase or sale of Fund shares. Investment return and principal value will vary, and shares, when sold, may be worth more or less than their original cost. Total returns for a period of less than one year are not annualized. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund's shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

6	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2020 (Unaudited)

			Maturity	Principal	Value
	Currency	Rate	Date	Amount/Shares*	(Expressed in USD)

SOVEREIGN DEBT OBLIGATIONS - 95.12%
Angola - 8.21%
Republic of Angola:
	USD	6M US L + 7.50%	07/01/23	8,040,615	$5,950,055	(1)
	USD	6M US L + 4.50%	12/07/23	1,384,000	1,024,160	(1)
	USD	8.25%	05/09/28	1,234,000	771,057	(2)(3)
	USD	9.13%	11/26/49	968,000	586,699	(3)(4)
					8,331,971

Argentina - 9.26%
Republic of Argentina:
	USD	5.63%	01/26/22	449,000	179,600	(5)
	EUR	3.38%	01/15/23	2,950,000	1,244,366	(5)
	USD	7.50%	04/22/26	8,406,000	3,225,803	(5)
	EUR	7.82%	12/31/33	10,022,163	4,755,983	(5)
					9,405,752

Belize - 0.74%
Republic of Belize	USD	4.94%	02/20/34	2,380,000	751,417	(2)(6)

Brazil - 0.29%
Fed Republic of Brazil	USD	4.63%	01/13/28	282,000	295,659

Cameroon - 2.26%
Republic of Cameroon	USD	9.50%	11/19/25	2,359,000	2,291,547	(3)(4)

Dominican Republic - 0.41%
Dominican Republic	USD	6.88%	01/29/26	400,000	413,625	(2)(3)

Ecuador - 11.31%
Ecuador Social Bond Sarl	USD	0.00%	01/30/35	1,828,000	618,048	(4)(5)(7)
Republic of Ecuador:
	USD	10.75%	03/28/22	9,854,000	4,394,884	(2)(5)
	USD	7.88%	03/27/25	548,000	208,514	(2)(5)
	USD	9.65%	12/13/26	1,246,000	469,742	(2)(5)
	USD	9.63%	06/02/27	552,000	205,068	(4)(5)
	USD	9.63%	06/02/27	3,728,000	1,384,952	(2)(5)
	USD	8.88%	10/23/27	7,239,000	2,656,713	(2)(5)
	USD	7.78%	01/23/28	277,000	98,820	(2)(5)(6)
	USD	10.65%	01/31/29	3,991,000	1,452,724	(2)(5)
					11,489,465

Egypt - 6.20%
Republic of Egypt:
	EUR	5.63%	04/16/30	100,000	99,436	(4)
	USD	8.50%	01/31/47	5,249,000	5,128,437	(3)(4)
	USD	8.50%	01/31/47	395,000	385,927	(2)(3)

See Notes to Financial Statements.

Semi-Annual Report | May 31, 2020	7

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2020 (Unaudited)

			Maturity	Principal	Value
	Currency	Rate	Date	Amount/Shares*	(Expressed in USD)
Egypt (continued)
Republic of Egypt: (continued)
	USD	8.15%	11/20/59	731,000	$676,975	(3)(4)
					6,290,775

El Salvador - 2.67%
Republic of El Salvador:
	USD	7.75%	01/24/23	1,392,000	1,256,715	(2)
	USD	8.25%	04/10/32	278,000	234,345	(2)
	USD	7.65%	06/15/35	1,513,000	1,221,748	(2)(3)
					2,712,808

Gabon - 2.57%
Republic of Gabon:
	USD	6.95%	06/16/25	1,248,000	1,113,840	(3)(4)
	USD	6.63%	02/06/31	1,780,000	1,497,147	(2)
					2,610,987

Ghana - 5.57%
Republic of Ghana:
	USD	7.63%	05/16/29	1,049,000	939,838	(4)
	USD	7.88%	02/11/35	1,498,000	1,293,898	(3)(4)
	USD	8.63%	06/16/49	3,584,000	3,127,040	(3)(4)
	USD	8.95%	03/26/51	341,000	299,174	(3)(4)
					5,659,950

Indonesia - 7.01%
Republic of Indonesia	IDR	8.38%	04/15/39	100,010,000,000	7,119,124

Ivory Coast - 2.88%
Ivory Coast Government:
	USD	6.13%	06/15/33	602,000	570,677	(2)(3)
	USD	6.13%	06/15/33	2,480,000	2,350,963	(3)(4)
					2,921,640

Kenya - 2.59%
Republic of Kenya:
	USD	8.00%	05/22/32	844,000	804,701	(3)(4)
	USD	8.00%	05/22/32	906,000	863,814	(2)
	USD	8.25%	02/28/48	1,025,000	963,180	(2)
					2,631,695

Lebanon - 0.24%
Lebanese Republic	USD	8.25%	04/12/21	1,325,000	248,230	(2)(5)

Malaysia - 1.38%
1mdb Global Investments	USD	4.40%	03/09/23	1,500,000	1,398,750	(2)(3)

See Notes to Financial Statements.

8	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2020 (Unaudited)

			Maturity	Principal	Value
	Currency	Rate	Date	Amount/Shares*	(Expressed in USD)
Mexico - 3.18%
Mexican Bonos:
	MXN	5.75%	03/05/26	38,940,000	$1,768,863
	MXN	7.50%	06/03/27	29,590,000	1,460,850
					3,229,713

Mozambique - 1.46%
Republic of Mozambique	USD	5.00%	09/15/31	1,834,000	1,481,815	(3)(4)

Nigeria - 5.06%
Republic of Nigeria:
	USD	8.75%	01/21/31	633,000	599,174	(3)(4)
	USD	7.70%	02/23/38	860,000	737,585	(3)(4)
	USD	7.63%	11/28/47	4,563,000	3,802,975	(2)(3)
					5,139,734

Oman - 0.04%
Oman Government	USD	5.63%	01/17/28	54,000	45,360	(4)

Papua New Guinea - 4.59%
Papua New Guinea Government:
	USD	8.38%	10/04/28	3,120,000	2,839,200	(3)(4)
	USD	8.38%	10/04/28	2,004,000	1,823,640	(2)(3)
					4,662,840

South Africa - 3.35%
Republic of South Africa	ZAR	8.75%	02/28/48	73,500,000	3,396,488

Sri Lanka - 1.04%
Republic of Sri Lanka	USD	5.75%	04/18/23	1,750,000	1,054,102	(3)(4)

Suriname - 0.91%
Republic of Suriname	USD	9.88%	12/30/23	1,670,000	920,585	(4)

Trinidad & Tobago - 0.63%
Trinidad & Tobago	USD	4.38%	01/16/24	658,000	638,671	(2)(3)

Ukraine - 3.82%
Ukraine Government:
	USD	7.75%	09/01/25	166,000	167,328	(4)
	USD	7.75%	09/01/25	439,000	442,512	(2)
	EUR	6.75%	06/20/26	107,000	115,231	(4)
	USD	7.75%	09/01/26	530,000	530,530	(4)
	USD	7.75%	09/01/26	314,000	314,314	(2)(3)
	EUR	4.38%	01/27/30	133,000	120,693	(4)
	USD	7.38%	09/25/32	32,000	30,640	(4)
	USD	0.00%	05/31/40	1,163,000	997,272	(1)(7)

See Notes to Financial Statements.

Semi-Annual Report | May 31, 2020	9

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2020 (Unaudited)

			Maturity	Principal	Value
	Currency	Rate	Date	Amount/Shares*	(Expressed in USD)
Ukraine (continued)
Ukraine Government: (continued)
Ukreximbank Via Biz Finance PLC	USD	9.75%	01/22/25	1,150,000	$1,164,375	(2)(3)
					3,882,895

Uruguay - 6.26%
Republic of Uruguay	UYU	4.38%	12/15/28	78,151,125	1,890,349
Uruguay Notas del Teso	UYU	13.90%	07/29/20	192,000,000	4,470,354
					6,360,703

Venezuela - 0.14%
Republic of Venezuela	USD	9.00%	05/07/23	2,250,000	140,625	(5)

Zambia - 1.05%
Republic of Zambia:
	USD	5.38%	09/20/22	425,000	196,231	(4)
	USD	5.38%	09/20/22	1,681,000	776,149	(2)
	USD	8.50%	04/14/24	200,000	92,406	(4)
					1,064,786

TOTAL SOVEREIGN DEBT OBLIGATIONS					96,591,712
(Cost $116,320,347)

CORPORATE BONDS - 31.72%
Brazil - 4.51%
CSN Resources SA	USD	7.63%	04/17/26	1,389,000	1,145,925	(4)
Gol Finance SA	USD	7.00%	01/31/25	2,344,000	1,084,100	(3)(4)
JSL Europe SA	USD	7.75%	07/26/24	750,000	739,867	(4)
MV24 Capital BV	USD	6.75%	06/01/34	1,725,605	1,609,127	(3)(4)
					4,579,019

Colombia - 1.42%
Empresas Publicas de Medellin ESP	COP	7.63%	09/10/24	2,700,000,000	771,103	(2)
Gran Tierra Energy, Inc.	USD	7.75%	05/23/27	2,496,000	667,680	(4)
					1,438,783

Ghana - 0.81%
Tullow Oil PLC	USD	7.00%	03/01/25	1,433,000	827,558	(4)

Hong Kong - 1.43%
ESR Cayman, Ltd.	USD	7.88%	04/04/22	1,445,000	1,447,935

Indonesia - 0.00%(8)
PT Bakrie & Brothers TBK	IDR	0.00%	12/22/22	27,175,847,000	191	(7)(9)

Mexico - 14.61%
Aerovias de Mexico SA de CV	USD	7.00%	02/05/25	1,218,000	304,500	(4)
Banco Mercantil del Norte SA/Grand Cayman:
	USD	6.75%	Perpetual	1,010,000	962,056	(4)(10)

See Notes to Financial Statements.

10	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2020 (Unaudited)

			Maturity	Principal	Value
	Currency	Rate	Date	Amount/Shares*	(Expressed in USD)
Mexico (continued)
Banco Mercantil del Norte SA/Grand Cayman: (continued)
	USD	7.50%	Perpetual	673,000	$646,080	(4)(10)
Petroleos Mexicanos:
	MXN	7.65%	11/24/21	19,300,000	861,393	(2)
	MXN	7.19%	09/12/24	63,700,000	2,415,286	(2)
	USD	6.88%	08/04/26	1,576,000	1,445,586	(3)
	MXN	7.47%	11/12/26	23,050,000	809,172
	USD	6.50%	01/23/29	744,000	638,278	(3)
	USD	6.84%	01/23/30	2,292,000	1,968,599	(3)(4)
	USD	7.69%	01/23/50	4,159,000	3,483,163	(3)(4)
Sixsigma Networks Mexico SA de CV	USD	7.50%	05/02/25	1,541,000	1,300,219	(4)
					14,834,332

Nigeria - 1.33%
IHS Netherlands Holdco BV	USD	8.00%	09/18/27	1,364,000	1,346,950	(4)

South Africa - 1.93%
Eskom Holdings SOC, Ltd.:
	USD	5.75%	01/26/21	184,000	175,260	(4)
	USD	6.75%	08/06/23	1,922,000	1,790,463	(3)(4)
					1,965,723

Ukraine - 4.10%
Metinvest BV:
	USD	7.75%	04/23/23	593,000	550,008	(4)
	USD	8.50%	04/23/26	1,360,000	1,218,050	(2)
	USD	7.75%	10/17/29	1,895,000	1,629,700	(3)(4)
NAK Naftogaz Ukraine via Kondor Finance PLC	USD	7.63%	11/08/26	829,000	768,638	(3)(4)
					4,166,396

Venezuela - 0.28%
Petroleos de Venezuela SA:
	USD	6.00%	11/15/26	2,550,000	105,825	(2)(5)
	USD	9.75%	05/17/35	4,200,000	174,300	(5)
					280,125

Zambia - 1.30%
First Quantum Minerals, Ltd.	USD	7.50%	04/01/25	1,450,000	1,318,949	(4)

TOTAL CORPORATE BONDS					32,205,961
(Cost $41,283,391)

CREDIT LINKED NOTES - 5.68%
Iraq - 5.68%
Republic of Iraq (Counterparty: Bank of America - Merrill Lynch):
	JPY	2.89%	01/01/28	788,228,955	5,467,793	(1)(9)

See Notes to Financial Statements.

Semi-Annual Report | May 31, 2020	11

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2020 (Unaudited)

				Maturity	Principal	Value
		Currency	Rate	Date	Amount/Shares*	(Expressed in USD)
Iraq (continued)
Republic of Iraq (Counterparty: Bank of America - Merrill Lynch): (continued)
		JPY	0.00%	01/01/28	43,598,487	$303,202	(7)(9)
						5,770,995

TOTAL CREDIT LINKED NOTES						5,770,995
(Cost $8,112,509)

			Exercise	Expiration	Notional	Value
	Contracts	Currency	Price	Date	Amount	(Expressed in USD)
PURCHASED OPTIONS - 0.01%
Foreign Currency Call Option - 0.01%
Hong Kong Dollar (Goldman Sachs)	12,101,813	USD	7.86	9/1/2020	12,101,813	9,135

TOTAL PURCHASED OPTIONS						9,135
(Cost $117,104)

SHORT TERM INVESTMENTS - 0.09%
Money Market Fund - 0.09%
State Street Institutional Liquid Reserves
Fund - Institutional Class (7-Day SEC Yield)		USD	0.45%	N/A	91,930	91,976

TOTAL SHORT TERM INVESTMENTS						91,976
(Cost $91,985)

Total Investments - 132.62%						134,669,779
(Cost $165,925,336)
Liabilities in Excess of Other Assets - (32.62)%						(33,122,344)

Net Assets - 100.00%						$101,547,435

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

BRL	-	Brazilian Real
COP	-	Colombian Peso
EUR	-	Euro Currency
IDR	-	Indonesian Rupiah
JPY	-	Japanese Yen
MXN	-	Mexican Peso
RUB	-	Russian Ruble
USD	-	United States Dollar
UYU	-	Uruguayan Peso
ZAR	-	South African Rand

See Notes to Financial Statements.

12	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2020 (Unaudited)

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

6M US L - 6 Month LIBOR as of May 31, 2020 was 0.51%

(1)	Floating or variable rate security. The reference rate is described above. The rate in effect as of May 31, 2020 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(2)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of May 31, 2020, the aggregate fair value of those securities was $35,577,274, which represents approximately 35.04% of net assets.
(3)	On May 31, 2020, securities valued at $46,874,068 were pledged as collateral for reverse repurchase agreements.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $50,785,386, which represents approximately 50.01% of net assets as of May 31, 2020.
(5)	Security is in default and therefore is non-income producing.
(6)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of May 31, 2020.
(7)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(8)	Amount represents less than 0.005% of net assets.
(9)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(10)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at May 31, 2020	Fund Delivering	U.S. $ Value at May 31, 2020	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	06/25/20	JPY	598,275	USD	593,518	4,757
Citigroup Global Markets	06/25/20	USD	697,401	JPY	695,669	1,732
Goldman Sachs & Co.	06/30/20	RUB	4,637,071	USD	4,200,603	436,468
J.P. Morgan Chase & Co.	06/02/20	BRL	1,708,862	USD	1,614,540	94,322
J.P. Morgan Chase & Co.	06/19/20	COP	1,512,296	USD	1,428,283	84,013
						$621,292
Citigroup Global Markets	06/25/20	USD	5,322,286	JPY	5,472,012	(149,726)
Goldman Sachs & Co.	06/30/20	USD	4,423,285	RUB	4,637,071	(213,786)
J.P. Morgan Chase & Co.	06/02/20	USD	1,627,957	BRL	1,708,862	(80,905)
						$(444,417)

REVERSE REPURCHASE AGREEMENTS

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
Barclays Bank PLC	1.150%	03/04/2020	03/05/2021	$868,750
Barclays Bank PLC	1.250%	03/04/2020	03/05/2021	624,710
Barclays Bank PLC	1.400%	03/04/2020	03/05/2021	283,581
Barclays Bank PLC	1.450%	03/04/2020	03/05/2021	1,413,680
Barclays Bank PLC	1.500%	03/04/2020	03/05/2021	1,307,812
Barclays Bank PLC	1.550%	03/04/2020	03/05/2021	2,091,450
Credit Suisse First Boston	2.500%	04/09/2020	04/13/2021	13,648,940
Credit Suisse First Boston	2.500%	04/13/2020	04/14/2021	3,198,068

See Notes to Financial Statements.

Semi-Annual Report | May 31, 2020	13

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2020 (Unaudited)

REVERSE REPURCHASE AGREEMENTS (continued)

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
Credit Suisse First Boston	2.500%	04/21/2020	04/22/2021	$1,566,095
J.P. Morgan Chase & Co.	1.200%	03/04/2020	03/05/2021	1,262,447
J.P. Morgan Chase & Co.	1.400%	03/05/2020	03/06/2021	230,432
J.P. Morgan Chase & Co.	1.700%	05/28/2020	05/29/2021	1,383,424
J.P. Morgan Chase & Co.	1.500%	03/04/2020	03/04/2021	578,461
J.P. Morgan Chase & Co.	1.150%	03/04/2020	03/05/2021	389,381
J.P. Morgan Chase & Co.	1.300%	03/04/2020	03/05/2021	2,147,882
J.P. Morgan Chase & Co.	1.400%	03/04/2020	03/05/2021	1,604,310
J.P. Morgan Chase & Co.	1.450%	03/04/2020	03/05/2021	4,298,339
J.P. Morgan Chase & Co.	1.500%	03/04/2020	03/05/2021	1,807,628
J.P. Morgan Chase & Co.	1.000%	03/18/2020	03/19/2021	864,667
J.P. Morgan Chase & Co.	1.450%	04/28/2020	04/29/2021	912,559
				$40,482,616

All agreements can be terminated by either party on demand at value plus accrued interest.

See Notes to Financial Statements.

14	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Assets & Liabilities
May 31, 2020 (Unaudited)

ASSETS:
Investments, at value(1)	$134,669,779
Cash	599,292
Foreign currency, at value (Cost $11)	204
Unrealized appreciation on forward foreign currency contracts	621,292
Receivable for investments sold	2,446,679
Deposits with brokers for forward foreign currency contracts	160,000
Deposits with brokers for reverse repurchase agreements	1,751,000
Interest receivable	2,931,305
Prepaid and other assets	18,848
Total Assets	143,198,399

LIABILITIES:
Payable for reverse repurchase agreements	40,482,616
Interest payable on reverse repurchase agreements	134,532
Payable for investments purchased	356,065
Unrealized depreciation on forward foreign currency contracts	444,417
Payable to adviser	115,758
Payable to administrator	26,234
Other payables	91,342
Total Liabilities	41,650,964
Net Assets	$101,547,435

NET ASSETS CONSIST OF:
Paid-in capital	$256,322,604
Total distributable earnings	(154,775,169)
Net Assets	$101,547,435

PRICING OF SHARES:
Net Assets	$101,547,435
Shares of beneficial interest outstanding (unlimited number of shares, par value of $0.001 per share authorized)	16,582,090
Net assets value, offering and redemption price per share	$6.12

(1) Cost of Investments	$165,925,336

See Notes to Financial Statements.

Semi-Annual Report | May 31, 2020	15

Stone Harbor Emerging Markets Income Fund	Statement of Operations
For the Six Months Ended May 31, 2020 (Unaudited)

INVESTMENT INCOME:

Interest (net of foreign withholding tax of $12,828)	$5,666,838
Total Investment Income	5,666,838

EXPENSES:
Investment advisory fees	786,976
Interest on reverse repurchase agreements	330,250
Administration fees	123,859
Custodian fees	36,076
Professional fees	83,557
Printing fees	53,104
Trustee fees	15,016
Transfer agent fees	10,251
Insurance fees	4,430
Other	39,195
Total Expenses	1,482,714
Net Investment Income	4,184,124

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(9,017,882)
Credit default swap contracts	45,289
Forward foreign currency contracts	(605,999)
Foreign currency transactions	(688,220)
Net realized loss	(10,266,812)
Net change in unrealized appreciation/(depreciation) on:
Investments	(24,899,203)
Credit default swap contracts	(27,088)
Forward foreign currency contracts	348,774
Translation of assets and liabilities denominated in foreign currencies	32,636
Net change in unrealized depreciation	(24,544,881)
Net Realized and Unrealized Loss on Investments	(34,811,693)
Net Decrease in Net Assets Resulting from Operations	$(30,627,569)

See Notes to Financial Statements.

16	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2020 (Unaudited)	For the Year Ended November 30, 2019

OPERATIONS:
Net investment income	$4,184,124	$14,507,071
Net realized loss	(10,266,812)	(20,593,150)
Net change in unrealized appreciation/(depreciation)	(24,544,881)	13,532,898
Net increase/(decrease) in net assets resulting from operations	(30,627,569)	7,446,819

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(15,638,672)	(12,330,480)
From tax return of capital	–	(22,810,192)
Net decrease in net assets from distributions to shareholders	(15,638,672)	(35,140,672)

Value of common shares issued to stockholders from reinvestment of dividends	1,600,471	2,914,559
Net increase in net assets from capital share transactions	1,600,471	2,914,559

Net Decrease in Net Assets	(44,665,770)	(24,779,294)

NET ASSETS:
Beginning of period	146,213,205	170,992,499
End of period	$101,547,435	$146,213,205

OTHER INFORMATION:
Share Transactions:
Beginning shares	16,402,095	16,168,916
Shares issued as reinvestment of dividends	179,995	233,179
Shares outstanding - end of period	16,582,090	16,402,095

See Notes to Financial Statements.

Semi-Annual Report | May 31, 2020	17

Stone Harbor Emerging Markets Income Fund	Statement of Cash Flows
For the Six Months Ended May 31, 2020 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(30,627,569)
Purchase of investment securities	(126,323,098)
Proceeds from disposition of investment securities	105,548,665
Net sales of short-term investment securities	2,650,634
Net payments on credit default swap contracts	(39,456)
Net amortization of discounts, accretion of premiums and inflation income	(902,142)
Net realized (gain)/loss on:
Investments	9,017,882
Net change in unrealized (appreciation)/depreciation on:
Investments	24,899,203
Credit default swap contracts	27,088
Forward foreign currency contracts	(348,774)
Decrease in interest receivable	756,177
Decrease in receivable on credit default swap contracts	21,160
Increase in prepaid and other assets	(16,652)
Decrease in payable to adviser	(12,157)
Decrease in payable to administrator	(23,536)
Decrease in other payables	(92,271)
Increase in interest payable on reverse repurchase agreements	124,325
Net cash used in operating activities	(15,340,521)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash receipts from reverse repurchase agreements	142,515,622
Cash payments for reverse repurchase agreements	(111,008,525)
Cash distributions paid	(14,038,201)
Net cash provided by financing activities	17,468,896

Effect of exchange rates on cash	193

Net increase in restricted cash and unrestricted cash	2,128,568
Restricted and unrestricted cash, beginning balance	381,928
Restricted and unrestricted cash, ending balance	$2,510,496

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense on reverse repurchase agreements:	$205,925
Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of:	$1,600,471
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	381,357
Foreign currency	571
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	599,292
Foreign currency	204
Deposits with broker
Forward foreign currency contracts	160,000
Reverse repurchase agreements	1,751,000

See Notes to Financial Statements.

18	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Financial Highlights
For a share outstanding throughout the periods presented.

	For the Six Months Ended May 31, 2020 (Unaudited)		For the Year Ended November 30, 2019		For the Year Ended November 30, 2018		For the Year Ended November 30, 2017	For the Year Ended November 30, 2016		For the Year Ended November 30, 2015

Net asset value - beginning of period	$8.91		$10.58		$14.67		$13.76	$14.55		$18.56
Income/(loss) from investment operations:	$(1.84)		$0.49		$(1.93)		$3.07	$1.37		$(1.85)
Net investment income(1)	0.25		0.89		1.13		1.40	1.42		2.24
Net realized and unrealized gain/(loss) on investments	(2.09)		(0.40)		(3.06)		1.67	(0.05)		(4.09)
Total income/(loss) from investment operations	(1.84)		0.49		(1.93)		3.07	1.37		(1.85)

Less distributions to shareholders:
From net investment income	(0.95)		(0.76)		(0.42)		(1.08)	(0.35)		(0.33)
From tax return of capital	—		(1.40)		(1.74)		(1.08)	(1.81)		(1.83)
Total distributions	(0.95)		(2.16)		(2.16)		(2.16)	(2.16)		(2.16)
Net Increase/(Decrease) in Net Asset Value	(2.79)		(1.67)		(4.09)		0.91	(0.79)		(4.01)
Net asset value - end of period	$6.12		$8.91		$10.58		$14.67	$13.76		$14.55
Market price - end of period	$7.22		$13.18		$12.05		$15.19	$14.09		$12.86

Total Return - Net Asset Value - DRP(2)	(23.61%)		(0.01%)		(15.35%)		22.74%	10.87%		(9.27%)
Total Return - Net Asset Value - NAV(3)	(21.68%)		4.45%		(14.51%)		23.43%	10.20%		(10.24%)
Total Return - Market Price(2)	(39.08%)		29.86%		(6.89%)		24.11%	28.45%		(16.38%)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$102		$146		$171		$234	$218		$230
Ratio of expenses to average net assets	2.43	%(4)(5)	1.97	%(5)	2.96	%(5)	2.59% (5)	2.18	%(5)	2.13	%(5)
Ratio of net investment income to average net assets	6.86	%(4)(5)	8.88	%(5)	8.76	%(5)	9.47% (5)	10.03	%(5)	14.08	%(5)
Ratio of expenses to average managed assets(6)	1.88	%(4)(5)	1.75	%(5)	2.09	%(5)	1.85% (5)	1.62	%(5)	1.46	%(5)
Portfolio turnover rate	68%		107%		130%		107%	105%		89%

Borrowings at End of Period
Aggregate Amount Outstanding (in millions)	$40		$9		$85		$65	$101		$90
Asset Coverage	$4		$17		$3		$5	$3		$4

(1)	Calculated using average shares throughout the period.
(2)	Total investment return is calculated assuming a purchase of one common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan ("DRP"). Total investment returns do not reflect brokerage commissions, if any.
(3)	Total return is calculated assuming a purchase of one common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”) per share. Dividends and distributions are assumed to be reinvested at NAV. Total return does not reflect brokerage commissions.
(4)	Annualized.
(5)	For the periods ended 2020, 2019, 2018, 2017, 2016, and 2015, includes borrowing costs of 0.54%, 0.38%, 1.08%, 0.74%, 0.41% and 0.30% to average net assets and 0.42%, 0.34%, 0.76%, 0.53%, 0.30% and 0.21% to average managed assets, respectively.
(6)	Average managed assets represent average net assets applicable to common shares plus average amount of borrowings during the period.

See Notes to Financial Statements.

Semi-Annual Report | May 31, 2020	19

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2020 (Unaudited)

1. ORGANIZATION

The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust governed by the laws of The Commonwealth of Massachusetts (the “Declaration of Trust”). The Fund's inception date is December 22, 2010. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 4,188 shares of beneficial interest (“Common Shares”) in the Fund to the Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”) at a price of $23.88 per share. The Fund's common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “EDF”.

The Fund's investment objective is to maximize total return, which consists of income on its investments and capital appreciation. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in emerging markets securities. Emerging markets securities include fixed income securities and other instruments (including derivatives) that are economically tied to emerging market countries, which are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked to those countries' markets, currencies, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country's securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country.

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

2. SIGNIFICANT ACCOUNTING POLICIES AND RISK DISCLOSURES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”). The policies are in conformity with GAAP. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Sovereign debt obligations, corporate bonds, and convertible corporate bonds, are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing service generally uses market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information on comparable securities, and other relevant security specific information. Bank loans are primarily valued by a loan pricing provider using a composite loan price at the mean of the bid and ask prices from one or more brokers of dealers. Credit-linked securities are generally valued using quotations from the broker through which the Fund executed the transaction. The broker's quotation considers cash flows, default and recovery rates, and other security specific information. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. If, on a given day, a closing price is not available on the exchange, the equity security is valued at the mean between the closing bid and ask prices, as such prices are provided by a pricing service. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter (“OTC”) market and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund's Board. Short term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Exchange Traded Funds (“ETFs”) are valued at the close price on the exchange it is listed. Money market mutual funds are valued at their net asset value. OTC traded derivatives (primarily swaps and foreign currency options) are generally priced by an independent pricing service. OTC traded credit default swaps are valued by the independent pricing source using a mid price that is calculated based on data an independent pricing source receives from dealers. OTC traded foreign currency options are valued by an independent pricing source using mid foreign exchange rates against USD for all currencies at 4:00 p.m. EST. Derivatives which are cleared by an exchange are priced by using the last price on such exchange. Foreign currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern time.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

20	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2020 (Unaudited)

The three-tier hierarchy is summarized as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The following is a summary of the Fund's investment and financial instruments based on the three-tier hierarchy as of May 31, 2020:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Sovereign Debt Obligations	$–	$96,591,712	$–	$96,591,712
Corporate Bonds
Indonesia	–	–	191	191
Other	–	32,205,770	–	32,205,770
Credit Linked Notes	–	–	5,770,995	5,770,995
Purchased Options	–	9,135	–	9,135
Short Term Investments	91,976	–	–	91,976
Total	$91,976	$128,806,617	$5,771,186	$134,669,779

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$621,292	$–	$621,292
Liabilities
Forward Foreign Currency Contracts	–	(444,417)	–	(444,417)
Total	$–	$176,875	$–	$176,875

*	For detailed country descriptions, see accompanying Statement of Investments.
**	Other financial instruments are derivative instruments reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. For liabilities arising from reverse repurchase agreements, the carrying amount approximates fair value due to the relatively short-term maturity of these financial instruments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Asset Type	Balance as of November 30, 2019	Accrued Discount/ premium	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Deperciation	Purchases	Sales Proceeds	Balance as of May 31, 2020	Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at May 31, 2020
Corporate Bonds	$198	$–	$–	$(7)	$–	$–	$191	$(7)
Credit Linked Notes	6,630,141	65,290	(21,198)	(419,160)	–	(484,078)	5,770,995	(419,160)
Total	$6,630,339	$65,290	$(21,198)	$(419,167)	$–	$(484,078)	$5,771,186	$(419,167)

All level 3 investments have values determined utilizing third-party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Semi-Annual Report | May 31, 2020	21

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2020 (Unaudited)

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or use evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund's policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally 4:00 p.m. Eastern time).

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Fund may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Loan Participations and Assignments: The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, or any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

While some loans are collateralized and senior to an issuer's other debt securities, other loans may be unsecured and/or subordinated to other securities. Some senior loans, such as bank loans, may be illiquid and generally tend to be less liquid than many other debt securities.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Loans may not be considered “securities”, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the U.S. Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and record cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as “Deposits with brokers” or “Payable due to brokers,” respectively. Securities collateral pledged for the same purpose is noted on the Statement of Investments.

22	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2020 (Unaudited)

Leverage: The Fund may borrow from banks and other financial institutions and may also borrow additional funds by entering into reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) in an amount that does not exceed 33 1/3% of the Fund's Managed Assets (defined in Note 5) immediately after such transactions. It is possible that following such Borrowings, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase.

In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid to cover its obligations under reverse repurchase agreements. The segregated assets are found on the Fund's Statement of Investments as full or partially pledge securities. The total amount of securities pledged at May 31, 2020 was $46,874,068. As all agreements can be terminated by either party on demand, face value approximates fair value at May 31, 2020. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy described above. For the period ended May 31, 2020, the average amount of reverse repurchase agreements outstanding was $34,972,364, at a weighted average interest rate of 1.92%.

The following table indicates the total amount of reverse repurchase agreements, reconciled to gross liability as of May 31, 2020:

Remaining contractual maturity of the lending agreement

	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Stone Harbor Emerging Markets Income Fund
Sovereign Debt Obligations	$30,364,677	$–	$–	$–	$30,364,677
Corporate Bonds	10,117,939	–	–	–	10,117,939
Total	$40,482,616	$–	$–	$–	$40,482,616
Gross amount of unrecognized liabilities for reverse repurchase agreements					$40,482,616

Emerging Market Risk: Emerging market countries often experience instability in their political and economic structures. Government actions could have a great effect on the economic conditions in these countries, which can affect the value and liquidity of the assets of a Fund. Specific risks that could decrease a Fund's return include seizure of a company's assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges, expropriation, confiscatory taxation and unanticipated social or political occurrences. In addition, the ability of an emerging market government to make timely payments on its debt obligations will depend on the extent of its reserves, interest rate fluctuations and access to international credit and investments. A country with non-diversified exports or that relies on specific imports will be subject to a greater extent to fluctuations in the pricing of those commodities. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of a Fund's assets invested in corporate debt obligations of emerging market companies would decline. Foreign investment in debt securities of emerging market countries may be restricted or controlled to varying degrees. These restrictions can limit or preclude foreign investment in debt securities of certain emerging market countries. In addition, certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Interest Rate Risk: Changes in interest rates will affect the value of the Fund's investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities. However, funds that generally invest a significant portion of their assets in higher-rated fixed income securities are also subject to this risk. The Fund also faces increased interest rate risk if it invests in fixed income securities paying no current interest (such as zero coupon securities and principal-only securities), interest-only securities and fixed income securities paying non-cash interest in the form of other securities. Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the U.K.'s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. At this time, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the Fund's performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.

Semi-Annual Report | May 31, 2020	23

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2020 (Unaudited)

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell at the time that the Fund would like or at the price that the Fund believes such investments are currently worth. Certain of the Fund’s investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Derivatives, securities that involve substantial interest rate or credit risk and bank loans tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A and Regulation S securities.

Foreign Investment Risk: The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Leverage Risk: Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV per share and market price of, and dividends paid on, the Common Shares. There is a risk that fluctuations in the interest rates on any Borrowings held by the Fund may adversely affect the return to the Common Shareholders. If the income from the securities purchased with the proceeds of leverage is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to the Common Shareholders as dividends and other distributions will be reduced.

The Fund may choose not to use leverage at all times. The amount and composition of leverage used may vary depending upon a number of factors, including economic and market conditions in the relevant emerging market countries, the availability of relatively attractive investment opportunities not requiring leverage and the costs and risks that the Fund would incur as a result of leverage.

Credit and Market Risk: The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

ETFs and Other Investment Companies Risk: The Fund may invest in an ETF or other investment company. The Fund will be subject to the risks of the underlying securities in which the other investment company invests. In addition, as a shareholder in an ETF or other investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may use leverage, in which case an investment would subject the Fund to additional risks associated with leverage. The Fund may invest in other investment companies for which the Adviser or an affiliate serves as investment manager or with which the Adviser is otherwise affiliated. The relationship between the Adviser and any such other investment company could create a conflict of interest between the Adviser and the Fund.

In addition to the risks related to investing in investment companies generally, investments in ETFs involve the risk that the ETF's performance may not track the performance of the index or markets the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index and, therefore, investments in those ETFs are subject to the same derivatives risks discussed below.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each month to Common Shareholders. The level dividend rate may be modified by the Board from time to time. Any net capital gains earned by the Fund are distributed at least annually. For federal income tax purposes income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded by the Fund on the ex-dividend date. A portion of the Fund's distributions made for a taxable year may be recharacterized as a return of capital to shareholders. This may occur, for example, if the Fund's distributions exceed its “earnings and profits” for the taxable year or because certain foreign currency losses may reduce the Fund's income. This recharacterization may be retroactive. A return of capital will generally not be taxable, but will reduce a shareholder's basis in his or her Fund shares and therefore result in a higher gain or lower loss when the shareholder sells the shares.

24	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2020 (Unaudited)

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Code applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund's tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have more than a 50 percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the six month period ended May 31, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3.       DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter in various types of derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment; they can focus exposure on only certain selected risk factors; and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if the Fund were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

The Fund's use of derivatives can result in losses due to unanticipated changes in the risk factors described in Note 2 and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type below and in the notes that follow.

Derivatives are also subject to the risk of possible regulatory changes, which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns. The SEC has issued a proposed rule under the 1940 Act providing for the regulation of registered investment companies' use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict the Fund's ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions such that the Fund may be unable to implement its investment strategy.

Forward Foreign Currency Contracts: The Fund engaged in currency transactions with counterparties during the six month period ended May 31, 2020, to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Semi-Annual Report | May 31, 2020	25

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2020 (Unaudited)

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets & Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Swap Agreements: The Fund invested in swap agreements during the six month period ended May 31, 2020. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund's counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily within net change in unrealized appreciation/depreciation on swaps. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”). Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. OTC swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors).

Generally, the basis of the OTC swaps is the unamortized premium received or paid. The periodic swap payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any.

Credit Default Swap Contracts: The Fund entered into credit default swap contracts during the six month period ended May 31, 2020 for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, the Fund is the buyer of a credit default swap contract. In that case, the Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund pays to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund has spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, the Fund receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total assets, the Fund is subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Interest Rate Swap Contracts: The Fund may engage in interest rate swaps. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

26	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2020 (Unaudited)

Purchased Options: When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

The tables below are a summary of the fair valuations of derivative instruments categorized by risk exposure.

Fair Values of derivative instruments on the Statement of Assets & Liabilities as of May 31, 2020:

Risk Exposure	Location	Fair Value	Location	Fair Value
Foreign Exchange Rate Risk (Purchased Options)	Investments, at value	$9,135	Investments, at value	$–
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	621,292	Unrealized depreciation on forward foreign currency contracts	(444,417)
Total		$630,427		$(444,417)

The purchased options, forward foreign currency contracts and credit default swaps, average volume during the six month period ended May 31, 2020 is noted below:

Purchased Options*	Forward Foreign Currency Contracts Bought**	Forward Foreign Currency Contracts Sold**	Credit Default Swap Contracts***
$15,749	$10,608,770	$7,809,998	$350,000

*	Represents the average market value
**	Represents the average foreign currency amount translated into U.S. dollars (bought) or sold.
***	Represents the average notional value.

For the six month period ended May 31, 2020, the effect of derivative instruments on the Statement of Operations were as follows:

Risk Exposure	Location	Realized Gain/(Loss) on Derivatives	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Credit Risk (Swap Contracts)	Net realized gain/(loss) on credit default swap contracts/Net change in unrealized appreciation/(depreciation) on credit default swap contracts	$45,289	$(27,088)
Foreign Exchange Rate Risk (Purchased Options)	Net realized gain/(loss) on investments/Net change in unrealized appreciation/(depreciation) on investments	–	(44,511)
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts/Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	(605,999)	348,774
Total		$(560,710)	$277,175

Semi-Annual Report | May 31, 2020	27

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2020 (Unaudited)

Offsetting Arrangements: Certain derivative contracts and reverse repurchase agreements are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables presents derivative financial instruments and reverse repurchase arrangements that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of May 31, 2020.

Offsetting of Derivatives Assets

May 31, 2020

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Received(a)	Net Amount Receivable
Forward foreign currency contracts	$621,292	$–	$621,292	$(301,180)	$–	$320,112
Purchased options	9,135	–	9,135	–	–	9,135
Total	$630,427	$–	$630,427	$(301,180)	$–	$329,247

Offsetting of Derivatives Liabilities
				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Pledged(a)	Net Amount Payable
Stone Harbor Emerging Markets Income Fund
Forward foreign currency contracts	$444,417	$–	$444,417	$(301,180)	$(143,237)	$–
Reverse repurchase agreements	40,482,616	–	40,482,616	(40,482,616)	–	–
Total	$40,927,033	$–	$40,927,033	$(40,783,796)	$(143,237)	$–

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

4. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

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Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2020 (Unaudited)

The tax character of the distributions paid by the Fund during the fiscal year ended November 30 was as follows:

2019
Ordinary Income	$12,330,480
Return of Capital	22,810,192
Total	$35,140,672

Unrealized Appreciation and Depreciation on Investments: At May 31, 2020, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Stone Harbor Emerging Markets Income Fund
Gross appreciation on investments (excess of value over tax cost)	$3,591,054
Gross depreciation on investments (excess of tax cost over value)	(34,859,093)
Net unrealized depreciation	$(31,268,039)
Cost of investments for income tax purposes	$165,937,818

The differences between book and tax cost of investments are primarily attributed to wash sales and mark-to-market adjustment on certain derivatives.

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of May 31, 2020.

5.       ADVISORY FEES, TRUSTEE FEES, ADMINISTRATION FEES, CUSTODY FEES AND TRANSFER AGENT FEES

The Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of the Fund's total assets (including any assets attributable to any leverage used) minus the Fund's accrued liabilities (other than Fund liabilities incurred for any leverage) (“Managed Assets”) provided that the Adviser fee does not exceed 1.50% of the Fund's net assets.

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Fund. ALPS receives a monthly fee based on the average daily value of the Fund's Managed Assets.

State Street Bank and Trust Company serves as the Fund's custodian. Computershare, Inc. serves as the Fund's transfer agent.

The Fund, along with the Stone Harbor Emerging Markets Total Income Fund and the Stone Harbor Investment Funds (collectively, the “Stone Harbor Fund Complex”) paid each Trustee who is not an interested person of the Adviser or any of its affiliates an aggregate fee of $84,000 per year. The Chair of the Audit Committee of the Board receives additional compensation of $5,000 per year for his service as chair. These fees are allocated over the Stone Harbor Fund Complex based on the average net assets of each fund. Interested Trustees (as defined below) of the Fund are not compensated by the Stone Harbor Fund Complex. All Trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend such meetings. Officers of the Fund do not receive compensation for performing the duties of their office.

6.       SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the six month period ended May 31, 2020, were as follows:

Purchases	Sales
$122,548,879	$100,166,583

7.       INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Semi-Annual Report | May 31, 2020	29

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2020 (Unaudited)

8. CORONAVIRUS (COVID-19) PANDEMIC

A recent outbreak of respiratory disease ("COVID-19") caused by a novel coronavirus was first detected in China in December 2019 and has now been detected internationally. COVID-19 has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of COVID-19, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time. Widespread disease and virus epidemics, such as the COVID-19 outbreak, could be highly disruptive, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may be negatively affected.

9. SUBSEQUENT EVENTS

Shareholder Distributions: On June 25, 2020, the Fund paid the regularly scheduled distribution in the amount of $0.08 per share to shareholders of record as of June 15, 2020. On July 30, 2020, the Fund paid the regularly scheduled distribution in the amount of $0.08 per share to shareholders of record as of July 20, 2020.

Effective July 20, 2020, Mr. Thomas K. Flanagan retired from the Board of Trustees of the Trust, and Mr. Peter J. Wilby was appointed as a Trustee. Mr. Wilby currently serves as President and Chief Executive Officer of the Trust and Co-Chief Investment Officer of Stone Harbor.

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Stone Harbor Emerging Markets Income Fund	Summary of Dividend Reinvestment Plan
May 31, 2020 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting Computershare (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund's Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares, which may result in a higher cost to such shareholders as compared to shareholders who participate in the Plan.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder's Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator at 1-866-390-3910.

Semi-Annual Report | May 31, 2020	31

Stone Harbor Emerging Markets Income Fund	Additional Information
May 31, 2020 (Unaudited)

FUND PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund's Form N-PORT reports are available on the SEC's website at http://www.sec.gov.

PROXY VOTING

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-206-0791, or (2) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year (1) without charge, upon request, by calling 1-877-206-0791, or (2) on the SEC's website at http://www.sec.gov.

SHAREHOLDER MEETING

On March 13, 2020, the Fund held its Annual Meeting of Shareholders to consider the proposal set forth below. The results of the proposal were as follows:

Proposal: To Elect two (2) Trustees of the Fund

Patrick Sheehan
For	13,495,750
Withheld	340,538

Bruce Speca
For	13,480,775
Withheld	355,513

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to the Fund's principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to its annual report on Form N-CSR. This will be available on the SEC's website at http://www.sec.gov.

PRIVACY POLICY

The Fund has adopted the following privacy policies in order to safeguard the personal information of the Fund's customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Fund officers are responsible for ensuring that the following policies and procedures are implemented:

1.	The Fund is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations(1). The Fund will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2.	The Fund conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Fund. The Fund does not have any employees. It is anticipated that the trustees and officers of the Fund who are not employees of service providers will not have access to customer records and information in the performance of their normal responsibilities for the Fund.

3.	The Fund may share customer information with its affiliates, subject to the customers' right to prohibit such sharing.

4.	The Fund may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Fund will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

32	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Additional Information
May 31, 2020 (Unaudited)

Consistent with these policies, the Fund has adopted the following procedures:

1.	The Fund will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2.	The Fund will direct each of its Service Providers to adhere to the privacy policy of the Fund and to their respective privacy policies with respect to the Fund's customer information and to take all action reasonably necessary so that the Fund is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3.	Each Service Provider is required to promptly report to the officers of the Fund any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1)	Generally, shares of the Fund are held through financial intermediaries which are not considered "customers" of the Fund for purposes of Regulation S-P.

This report, including the financial information herein, is transmitted to the shareholders of Stone Harbor Emerging Markets Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its common shares in the open market.

Information on the Fund is available at www.shiplpcef.com or by calling the Fund’s shareholder servicing agent at 1-866-390-3910.

SPECIAL RISKS RELATED TO CYBER SECURITY

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial of service attacks on websites. Cyber security and other operational and technology failures or breaches of the Fund’s service providers (including, but not limited to, the Adviser, the administrator, the transfer agent and the custodian) or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Adviser does not control the cyber security plans and systems put in place by third party service providers, and such third party service providers may have limited indemnification obligations to the Adviser or the Fund. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Fund has established business continuity plans and systems designed to prevent such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers, financial intermediaries and issuers in which the Fund invests.

ADDITIONAL INFORMATION

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s Adviser, shareholder service provider, custodian, transfer agent and administrator, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund.

Neither the Fund's original or any subsequent prospectus or statement of additional information, any press release or shareholder report or any contracts filed as exhibits to the Fund's registration statement, is intended to, nor does it, give rise to an agreement or contract between the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by applicable federal or state securities laws that may not be waived.

Semi-Annual Report | May 31, 2020	33

Stone Harbor Emerging Markets Income Fund	Board Approval of Investment Advisory Agreement
May 31, 2020 (Unaudited)

The investment advisory agreement (the “Agreement”) for Stone Harbor Emerging Markets Income Fund (the “Fund”) is subject to annual approval by (i) the vote of a majority of the entire Board of Trustees, or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), of the Fund, and (ii) the vote of a majority of the Trustees who are not interested persons of the Fund (the “Independent Trustees”). The Agreement is terminable with respect to the Fund by Stone Harbor Investment Partners LP, the Fund's investment adviser (the “Adviser”), a majority of the Trustees, or a vote of a majority of the outstanding voting securities of the Fund, without penalty, by not less than 60 days' prior written notice. The Agreement will terminate automatically in the event of its assignment (as defined for purposes of the 1940 Act).

The Board of Trustees, including the Independent Trustees, meets over the course of the year with representatives of the Adviser, including the Fund's portfolio managers, and regularly reviews detailed information regarding the investment program and performance of the Fund. The Board of Trustees also receives periodic updates between meetings. The Trustees, including the Independent Trustees, met on April 22, 2020 to review the Agreement for the Fund and to determine whether to approve the continuation of the Agreement for an additional one-year period. In addition, the Independent Trustees spoke separately with their counsel on April 16, 2020 to discuss these matters formally and also exchanged other informal communications with their counsel. The Trustees considered all information they deemed reasonably necessary to evaluate the terms thereof. In connection with this meeting, the Trustees received materials to assist them with their review. These materials included, among other things, (i) information provided in response to a request for information from the Independent Trustees' independent legal counsel, including information provided in response to supplemental requests; (ii) information about the Adviser, including the Adviser's financial results and financial condition, and services provided by the Adviser; (iii) information on the Fund's investment objective and strategies and the size, education and experience of the Adviser's investment staff; (iv) information on the Fund's investment performance and the performance of a group of similar funds prepared by a third party; (v) information on the Fund's advisory fee and other expenses, including information about the fees charged to institutional accounts managed by the Adviser and comparisons of the Fund's fees to the fees of a group of similar funds prepared by a third party and information about any applicable expense caps; (vi) information about the profitability of the Agreement to the Adviser; (vii) information regarding the Fund's use of leverage; (viii) information regarding the allocation of the Fund's brokerage; (ix) information about the amount and composition of the Fund's distributions; (x) information regarding the Adviser's program for assuring the Fund's and its service providers' compliance with applicable laws; and (xi) information regarding the Adviser's business continuity planning and remote operations in the current environment. The Independent Trustees were afforded the opportunity to, and did, ask questions and request additional information. In addition, the Independent Trustees were assisted by independent legal counsel throughout the process.

In considering whether to approve the continuation of the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the following:

The nature, extent and quality of the services provided to the Fund under the Agreement.

The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund. In this regard, the Trustees took into account the experience of the Fund's portfolio management team (as well as changes to those teams) and of the Adviser's senior management, and the time and attention they devote to portfolio management activities, including managing the Fund. The Trustees also considered the Fund's record of compliance with its investment restrictions and the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser provided to the Fund, including resources designed to ensure compliance with the investment objectives, policies and restrictions of the Fund and to meeting the regulatory requirements. Based on these considerations, the Trustees concluded that the Fund would continue to benefit from the nature, extent and quality of these services as a result of the Adviser's experience, personnel, operations, and resources.

Investment performance of the Fund and the Adviser.

The Trustees reviewed performance information for the Fund, including information prepared by a third party, for various time periods since the Fund's inception. The Trustees also considered information provided by the Adviser about the Fund's (and certain competitor funds') trading, market discount/premium and distribution history. The review included a comparison of the Fund's performance to the performance of a group of comparable funds and benchmark selected by a third party. The Trustees also considered the Adviser's performance and reputation generally and its investment techniques, risk management controls and decision-making processes. The Trustees noted that the Fund's performance exceeded the performance of the third party benchmark and peer group average for the five-year period, and the Fund's performance lagged behind the third party benchmark and peer group average for the one-year and three-year periods.

The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund.

The Trustees considered the fee charged to the Fund for advisory services as well as the total expense level of the Fund. The Adviser furnished information to the Trustees compiled by a third party showing a comparison of the Fund's advisory fee and total expense levels compared to a group of comparable funds selected by the third party. The Trustees noted that the Fund's total expenses, measured both on common assets and common and leveraged assets, were below the median total expenses of the comparable funds selected by the third party. The Trustees noted that the peer group of comparable funds selected by the third party was only comprised of four funds, including the Fund. The Adviser also provided information about the costs to it of providing services to the Fund, including information about how such costs are determined, and information about its profitability with respect to its management of the Fund, as well as information about the advisory fees it charges with respect to other funds and institutional separate accounts with similar strategies and information about differences in such fees and the reasons for such differences, as well as information about the differences between those funds and accounts and the Fund. The Trustees also considered the Adviser's description of how profitability is determined and the reasons for differences in profitability between funds in the Stone Harbor fund complex and from year to year. The Trustees also considered the demands and complexity of the investment management of the Fund as compared to the complexity of managing other funds and separate accounts, in particular representations from management about the complexities associated with managing the Fund's strategy allocations, distributions and leverage. The Trustees also considered the complexity and obligations associated with managing an NYSE-traded fund such as the Fund. The Trustees also considered the Adviser's representation that it does not sub-advise any third party funds whose strategies utilize leverage and combine investing in emerging market corporate debt, emerging market hard dollar debt and emerging market local currency debt. The Trustees considered the Adviser's oversight of potential and actual conflicts of interest impacting the Fund such as the Fund's use of leverage (including the fact that the advisory fee is charged on total assets), as well as the effect of leverage on the Fund's distribution rate and total return.

34	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Board Approval of Investment Advisory Agreement
May 31, 2020 (Unaudited)

Economies of Scale.

The Trustees considered to what extent economies of scale would likely be realized as the Fund grows and whether those economies would be shared with the Fund through breakpoints in its investment advisory fee or other means, such as investments by the Adviser that may benefit the Fund. The Trustees noted that because the Fund is a closed-end fund and does not have any plans to offer more shares to the public, it is unlikely to grow significantly. The Trustees also considered the investments in personnel, cyber security, and technology, which the Adviser had made over the years, and the extent to which those investments could benefit the Fund.

The Trustees also considered other factors, which included but were not limited to the following:

•	So-called “fallout benefits” to the Adviser, such as the benefits from being associated with an NYSE-traded investment company. The Trustees also considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees' review and discussion of the Fund's advisory arrangements in prior years, and management's record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, concluded that the existing investment advisory agreement for Stone Harbor Emerging Markets Income Fund should be continued through June 20, 2021.

Semi-Annual Report | May 31, 2020	35

Stone Harbor Emerging Markets Income Fund	Trustees & Officers
May 31, 2020 (Unaudited)

The business and affairs of the Fund are managed under the direction of its Board. The Board approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment adviser, administrator, custodian and transfer agent. The day to day operations of the Fund are delegated to the Fund's Adviser and administrator.

The name, year of birth and principal occupations for the past five years of the Trustees and officers of the Fund are listed below, along with the number of portfolios in the Fund Complex overseen by and the other directorships held by each Trustee. The Fund's Statement of Additional Information includes additional information about the Trustees and is available without a charge, upon request, by calling 1-866-699-8158.

INDEPENDENT TRUSTEES

Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Alan Brott 1942 Class I	Chairman of the Audit Committee; Trustee	Trustee: Since 2010 Term Expires: 2021	Columbia University -Associate Professor, 2000-2017; Consultant, 1991-Present.	10	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Total Income Fund, Grosvenor Registered Multi- Strategy Fund and Grosvenor Hedge Fund Guided Portfolio Solution, Man FRM Alternative Multi- Strategy Fund, Excelsior Private Markets Funds (2 funds), UST Global Private Markets and NB Crossroads Private Markets Funds (3 funds).
Heath B. McLendon 1933 Class II	Trustee	Trustee: Since 2010 Term Expires: 2022	Retired.	10	Stone Harbor Investment Funds and Stone Harbor Emerging Markets Total Income Fund.
Patrick Sheehan 1947 Class III	Trustee	Trustee: Since 2010 Term Expires: 2023	Retired.	10	Stone Harbor Investment Funds and Stone Harbor Emerging Markets Total Income Fund.
Glenn Marchak 1956 Class II	Trustee	Trustee: Since 2015 Term Expires: 2022	Consultant and Private Investor.	10	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Total Income Fund, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc.
Bruce Speca 1956 Class III	Trustee	Trustee: Since 2016 Term Expires: 2023	Trustee, Frost Family of Funds (2019- Present); Trustee, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds (November 2011-Present).	10	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Total Income Fund, The Advisors’ Inner Circle Fund (45 funds), The Advisors’ Inner Circle Fund II (19 funds), Bishop Street Funds (2 funds), The KP Funds (15 funds) and Frost Family of Funds (8 funds).

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Stone Harbor Emerging Markets Income Fund	Trustees & Officers
May 31, 2020 (Unaudited)

INTERESTED TRUSTEE

Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee(3) by Trustee
Thomas K. Flanagan* 1953 Class I	Chairman and Trustee	Trustee: Since 2012 Term Expires: 2021	Retired since 2018; formerly Portfolio Manager of Stone Harbor from April 2006 to December 2018.	10	Stone Harbor Investment Funds and Stone Harbor Emerging Markets Total Income Fund.

OFFICERS

Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Peter J. Wilby 1958	President and Chief Executive Officer	Since 2010	Co-portfolio manager of the Fund; since December 2018, Co-Chief Investment Officer of Stone Harbor; from April 2006 to December 2018, Chief Investment Officer of Stone Harbor.
James E. Craige 1967	Executive Vice President	Since 2010	Co-portfolio manager of the Fund; since December 2018, Co-Chief Investment Officer of Stone Harbor; since April 2006, Portfolio Manager of Stone Harbor.
Kumaran Damodaran, PhD 1972	Executive Vice President	Since 2019	Co-portfolio manager of the Fund; Co-portfolio manager of Emerging Markets Total Income Fund, Emerging Markets Debt Fund, Local Markets Fund, Emerging Markets Corporate Debt Fund, Emerging Markets Debt Allocation Fund and Emerging Markets Debt Blend Fund; Since September 2015, Portfolio Manager of Stone Harbor; Prior to joining Stone Harbor, Lead Emerging Markets Macro Portfolio Manager for GLG Partners from 2012 to 2015.
David Griffiths 1964	Executive Vice President	Since 2010	Co-portfolio manager of the Fund; since April 2006, Portfolio Manager of Stone Harbor.
David A. Oliver 1959	Executive Vice President	Since 2010	Co-portfolio manager of the Fund; since June 2008, Portfolio Manager of Stone Harbor.
William Perry 1962	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; since September 2012, Portfolio Manager of Stone Harbor.
Stuart Sclater-Booth 1969	Executive Vice President	Since 2019	Co-portfolio manager of the Fund; Co-portfolio manager of Emerging Markets Total Income Fund, Emerging Markets Debt Fund, Local Markets Fund, Emerging Markets Corporate Debt Fund, Emerging Markets Debt Allocation Fund and Emerging Markets Debt Blend Fund; Since June 2014, Portfolio Manager of Stone Harbor.
David Scott 1961	Executive Vice President	Since 2010	Co-portfolio manager of the Fund; since April 2006, Portfolio Manager of Stone Harbor.
Thomas M. Reynolds 1960	Principal Financial and Accounting Officer	Since 2014	Since February 2008, Controller of Stone Harbor.
Adam J. Shapiro 1963	Chief Legal Officer and Secretary	Since 2010	Since April 2006, General Counsel of Stone Harbor.

Semi-Annual Report | May 31, 2020	37

Stone Harbor Emerging Markets Income Fund	Trustees & Officers
May 31, 2020 (Unaudited)

OFFICERS (CONTINUED)

Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Jeffrey S. Scott 1959	Chief Compliance Officer and Assistant Secretary	Since 2010	Since April 2006, Chief Compliance Officer of Stone Harbor.
Amanda Suss 1969	Treasurer	Since 2014	Since July 2011, Senior Finance Associate of Stone Harbor.
Vilma V. DeVooght 1977	Assistant Secretary	Since 2015	Senior Counsel, ALPS, since 2014.
Erich Rettinger 1985	Assistant Treasurer	Since 2016	Fund Controller, ALPS, since 2013.

*	Mr. Flanagan is considered an "interested person" of the Fund (as defined in the 1940 Act) (an "Interested Trustee") because of an ongoing financial interest associated with his December 2018 retirement from the Adviser.
(1)	The business address of each Trustee and Officer of the Fund is c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019.
(2)	Each Trustee serves until retirement, resignation or removal from the Board. Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.
(3)	The term “Fund Complex” as used in this table includes the Fund and the following registered investment companies: Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund, Stone Harbor Emerging Markets Debt Blend Fund and Stone Harbor Emerging Markets Total Income Fund. As of May 31, 2020, the Stone Harbor Emerging Markets Debt Blend Fund had not commenced operations.

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Stone Harbor Emerging Markets Income Fund	Benchmark Descriptions
May 31, 2020 (Unaudited)

Index	Description
JPMorgan EMBI Global Diversified Index	The JPMorgan EMBI Global Diversified Index (EMBI Global Diversified) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.
JPMorgan CEMBI Broad Diversified Index	The JPMorgan CEMBI Broad Diversified Index (CEMBI Broad Diversified) tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries and consists of an investable universe of corporate bonds. The minimum amount outstanding required is $350 mm for the CEMBI Broad Diversified. The CEMBI Broad Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries' eligible current face amounts of debt outstanding.
JPMorgan GBI-EM Global Diversified Index	The JPMorgan GBI-EM Global Diversified Index consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index.

Semi-Annual Report | May 31, 2020	39

INVESTMENT ADVISER

Stone Harbor Investment Partners LP

31 W. 52nd Street, 16th Floor

New York, New York 10019

ADMINISTRATOR & FUND ACCOUNTANT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

TRANSFER AGENT

Computershare, Inc.

480 Washington Blvd.

Jersey City, New Jersey 07310

CUSTODIAN

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

LEGAL COUNSEL

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

1601 Wewatta Street, Suite 400

Denver, Colorado 80202

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6.	Investments.

(a)	Schedule I - Investments in securities of unaffiliated issuers is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)      Not applicable to semi-annual report.

(b)      Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to semi-annual report.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 13.	Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto as Exhibit 99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, are attached hereto as Exhibit 99.906Cert.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940, as amended, dated October 12, 2011, the form of Section 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 13(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Emerging Markets Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	August 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Stone Harbor Emerging Markets Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	August 6, 2020

By:	/s/ Thomas M. Reynolds
Thomas M. Reynolds
Principal Financial Officer/Principal Accounting Officer

Date:	August 6, 2020